UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 18, 2021 (February 17, 2021)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.25% Notes due 2024, par value $25	PBB	New York Stock Exchange
6.25% Notes due 2028, par value $25	PBY	New York Stock Exchange
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On February 17, 2021, Prospect Capital Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Prospect Capital Management L.P. (the “Adviser”), Prospect Administration LLC (the “Administrator”), and Goldman Sachs & Co. LLC, as representative of the several underwriters named in Schedule I thereto, in connection with the issuance and sale by the Company of $25,000,000 aggregate principal amount of the Company’s 3.706% Notes due 2026 (the “Notes”) (the “Offering”). The Notes are a further issuance of the 3.706% notes due 2026 that the Company issued on January 22, 2021 in the aggregate principal amount of $325,000,000 and that the Company will issue on February 17, 2021 in the aggregate principal amount of $50,000,000 (collectively, the “existing 2026 Notes”). The Notes will be treated as a single series with the existing 2026 Notes under the indenture and will have the same terms as the existing 2026 Notes. The Notes will have the same CUSIP number and will be fungible for U.S. federal income tax purposes and rank equally with the existing 2026 Notes. Upon the issuance of the Notes, the outstanding aggregate principal amount of the Company’s 3.706% notes due 2026 will be $400,000,000. The Notes will be general senior unsecured obligations of the Company, will rank equally in right of payment with the Company’s existing and future senior unsecured debt, and will rank senior in right of payment to any potential subordinated debt, should any be issued in the future.
The Offering is being made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-236415) previously filed with the Securities and Exchange Commission (the “SEC”), as supplemented by a preliminary prospectus supplement dated February 17, 2021, a pricing term sheet filed with the SEC on February 17, 2021 and a final prospectus supplement dated February 17, 2021.
The foregoing description of the Underwriting Agreement is only a summary and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

1.1    Underwriting Agreement, dated February 17, 2021, by and among Prospect Capital Corporation, Prospect Capital Management L.P., Prospect Administration LLC, and Goldman Sachs & Co. LLC, as representative of the several underwriters named in Schedule I thereto.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: President and Chief Operating Officer
Date:  February 18, 2021

Index to Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated February 17, 2021, by and among Prospect Capital Corporation, Prospect Capital Management L.P., Prospect Administration LLC, and Goldman Sachs & Co. LLC, as representative of the several underwriters named in Schedule I thereto.

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